ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                      ASA MARKET NEUTRAL EQUITY FUND LLC
                         ASA MANAGED FUTURES FUND LLC

                     Supplement dated March 1, 2004 to the
                      Prospectus dated November 25, 2003


          The section "DISTRIBUTION ARRANGEMENTS - General" appearing on page 35 is amended by adding the following sentence to the third paragraph: For the first year of operations, the fee paid by the Administrator to the Distributor will amount to $8,750 per Company. In the second year of operations, it is anticipated that the fee paid by the Administrator to the Distributor will amount to $12,500 per Company.

          The section "DISTRIBUTION ARRANGMENTS" beginning on page 35 is amended by adding the following two subsections on page 37:

Payments to Registered Representatives

          In addition, the Adviser will pay a fee to the Distributor to reimburse it for payments made to certain employees of the Adviser who are registered representatives of the Distributor and who are performing wholesaling activities on behalf of the Companies. Pursuant to the Underwriting Agreement, this fee will amount to 0.25% (on an annualized basis) of the aggregate value of Interests brought into each Company through the efforts of the wholesaler, and will be paid out of the Adviser's Investment Management Fee.

Compliance with Limits of the NASD, Inc.

          Total compensation per Company paid to the Distributor by the Administrator, to Investor Service Providers by the Fund and to Registered Representatives by the Adviser will not exceed the applicable limit (presently, 8% of the offering proceeds), as determined by the National Association of Securities Dealers, Inc. Of that 8%, it is anticipated that total compensation paid to the Distributor will not exceed 0.5%, total compensation paid to Investor Service Providers will not exceed 3.75%, and total compensation paid to the Registered Representatives will not exceed 3.75%.